UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue
35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1:  Report to Shareholders

GENERAL AMERICAN INVESTORS COMPANY, INC.
Established in 1927, the Company is a closed-end investment company listed on the
New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2011	2010
Net assets applicable to Common Stock -
December 31	$886,537,370	$950,940,936
Net investment income	5,295,369	5,626,730
Net realized gain	19,507,647	19,636,107
Net increase (decrease) in unrealized appreciation	(42,899,858)	109,245,534
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)
Per Common Share-December 31
Net asset value	$29.78	$31.26
Market price	$24.91	$26.82
Discount from net asset value	-16.4%	-14.2%
Common Shares outstanding-Dec. 31	29,766,389	30,423,294
Market price range* (high-low)	$28.68-$21.80	$26.85-$21.01
Market volume-shares	10,308,012	13,189,863
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary		Long-Term
Record Date	Payment Date	Income		Capital Gain	Total
Common Stock
Nov. 14, 2011	Dec. 23, 2011	$.158060	(a)	$.341940	$.500000
Total from 2011 earnings
(a) Includes short-term gains in the amount of $.011020 per share.

Nov. 12, 2010	Dec. 23, 2010	$.113718	(b)	$.316282	$.430000
Total from 2010 earnings
(b) Includes short-term gains in the amount of $.033411 per share.

Preferred Stock
Mar. 7, 2011	Mar. 24, 2011	$.117557		$.254318	$.371875
Jun. 7, 2011	Jun. 24, 2011	.117557		.254318	.371875
Sept. 7, 2011	Sept. 26, 2011	.117557		.254318	.371875
Dec. 7, 2011	Dec. 27, 2011	.117557		.254318	.371875
Total for 2011		$.470228	(c)	$1.017272	$1.487500
(c) Includes short-term gains in the amount of $.032784 per share ($.008196 per quarter).

Mar. 8, 2010	Mar. 24, 2010	$.098348		$.273527	$.371875
Jun. 7, 2010	Jun. 24, 2010	.098348		.273527	.371875
Sept. 7, 2010	Sept. 24, 2010	.098348		.273527	.371875
Dec. 7, 2010	Dec. 27, 2010	.098348		.273527	.371875
Total for 2010		$.393392	(d)	$1.094108	$1.487500
(d) Includes short-term gains in the amount of $.115577 per share ($.02889425 per quarter).

General American Investors Company, Inc. 100 Park Avenue, New York, NY 10017 (212) 916-8400 (800) 436-8401 E-mail: InvestorRelations@gainv.com www.generalamericaninvestors.com

	General American Investors’ net asset value (NAV)			tal investment in support of exports, resulting in a very
	per Common Share (assuming reinvestment of			large current account surplus. It is argued, further, that
	all dividends) decreased 2.9% for the year ended			real estate in particular is overbuilt and that China will
	December 31, 2011. The U.S. stock market was up			go the way of all state-directed abusers of credit. While
	2.1% for the year, as measured by our benchmark, the			this scenario may eventually come to pass, China ap-
	Standard & Poor’s 500 Stock Index (including income).			pears to be succeeding in its rebalancing effort, with
	The return to our Common Stockholders decreased by			consumption on the rise and the demand for mid-and
	5.3% and the discount at which our shares traded to			high-quality goods and services rising along with it.
their NAV continued to fluctuate and on December 31,
2011, it was 16.4%.				Many of the problems associated with slower economic
growth appear to be already reflected in security prices.
	The table that follows provides a comprehensive pre-			While it is not likely that interest rates will continue
	sentation of our performance and compares our returns			to decline in concert with increased borrowing, their
	on an annualized basis with the S&P 500. Stockholder			current levels suggest a compelling case for equities.
	return reflects widening in the discount to NAV to the			Whether the metric is price to earnings ratio, free cash
	high end of its historic range, and may not fully illus-			flow, or dividend yield, stocks appear to be priced at
	trate that over many years General American Investors			undemanding valuations. With a firm dollar, the U.S.
has produced superior investment results.				may well remain the destination of choice for capital,
and our portfolio, focused on well-managed companies
	Stockholder Return			with strong financial characteristics, should benefit.
Years	(Market Value)	NAV Return	S&P 500
As part of an ongoing effort to maximize shareholder
3	14.6%	13.9%	14.1%	value, over 3% of the Company’s shares were repur-
5	-3.3	-1.9	-0.3	chased in 2011 at an average discount to NAV of 14.6%.
10	1.6	2.5	2.9	The Board of Directors has authorized repurchases of
20	8.3	8.7	7.8	Common Shares when they are trading at a discount to
30	11.4	12.1	11.0	NAV of at least 8%.
40	12.1	12.1	9.8
50	11.2	11.5	9.2	In December 2012, the Board of Directors renewed au-
thority originally granted in 2008 to repurchase up to
1 million outstanding shares of its 5.95% Cumulative
	2011, like the previous ten years, was challenging, with			Preferred Stock when the shares are trading at a market
	virtually all gains in the indices coming from dividend			price below the liquidation preference of $25.00 per
	income. It was characterized by extreme volatility,			share.
which was manifested in a series of sharp rallies fol-
	lowed by equally pronounced selloffs in response,			We are pleased to announce that as of today, Mr. Jeffrey
	presumably, to a succession of exogenous events. These			W. Priest was appointed President of the Company. Mr.
	included the natural disasters in the Far East, the po-			Priest joined the Company in October 2010 and has
	litical chaos in the Middle East and North Africa, the			spent his entire 26-year business career in the investment
	sovereign debt and bank crisis in Europe, and, domes-			management and financial services industry.
tically, the loss of our AAA credit rating. While U.S.
	markets performed better than the rest of the world,			Information about the Company, including our invest-
	equity prices ended the year twelve percent lower than			ment objectives, operating policies and procedures,
	their 2006 peak, when measured in inflation adjusted			investment results, record of dividend payments, finan-
	terms. Similarly, efforts to stimulate employment and			cial reports and press releases, etc., is available on our
	stabilize the housing market met with mixed results.			website, which can be accessed at
www.generalamericaninvestors.com.
As the year unfolds, it seems reasonable to assume that
	the U.S. will continue to experience sub-par growth rel-			By Order of the Board of Directors,
	ative to past recoveries from deep recessions. Efforts to			Spencer Davidson
reduce public debt, which has reached almost 100% of
	GDP, together with higher private savings, necessitated			Chairman of the Board
	by unsustainable growth in entitlement spending, are			and Chief Executive Officer
	likely to have a direct impact on economic activity.			February 1, 2012
European growth will almost certainly be depressed
as its banks deleverage and the Euro zone’s existential
crisis continues. Much has been written about the
imbalances in the Chinese economy; critics note that
consumption has been sacrificed in favor of high capi-

	General American Investors,		As a closed-end investment
Corporate	established in 1927, is one	“GAM”	company, the Company does
Overview	of the nation’s oldest closed-	Common	not offer its shares continu-
	end investment companies.	Stock	ously. The Common Stock is
	It is an independent organi-		listed on The New York Stock
zation that is internally managed. For regu-			Exchange (symbol, GAM) and can be bought
latory purposes, the Company is classified			or sold in the same manner as all listed stocks.
as a diversified, closed-end management			Net asset value is computed and published on
investment company; it is registered under			the Company’s website daily (on an unaudited
and subject to the Investment Company			basis) and is also furnished upon request. It
Act of 1940 and Sub-Chapter M of the			is also available on most electronic quotation
Internal Revenue Code.			services using the symbol “XGAMX.” Net
asset value per share (NAV), market price, and
	The primary objective of		the discount or premium from NAV as of the
Investment	the Company is long-term		close of each week, is published in Barron’s and
Policy	capital appreciation. Lesser		The Wall Street Journal, Monday edition.
emphasis is placed on cur-
	rent income. In seeking to		While shares of the Company usually sell at
achieve its primary objective, the Company			a discount to NAV, as do the shares of most
invests principally in common stocks			other domestic equity closed-end invest-
believed by its management to have better			ment companies, they occasionally sell at a
than average growth potential.			premium over NAV. During 2011, the stock
sold at discounts to NAV which ranged from
The Company’s investment approach			11.4% (March 7) to 16.8% (December 22). At
focuses on the selection of individual			December 31, the price of the stock was at a
stocks, each of which is expected to meet			discount of 16.4%.
a clearly defined portfolio objective. A
continuous investment research program,			Since March 1995, the Board of Directors has
which stresses fundamental security analy-			authorized the repurchase of Common Stock
sis, is carried on by the officers and staff of			in the open market when the shares trade at a
the Company under the oversight of the			discount to net asset value of at least 8%.
Board of Directors. The Directors have a
broad range of experience in business and			On September 24, 2003, the
financial affairs.		“GAM Pr B”	Company issued and sold
		Preferred	in an underwritten offering
		Stock	8,000,000 shares of its 5.95%
	Mr. Spencer Davidson,		Cumulative Preferred Stock,
Portfolio	Chairman of the Board and		Series B with a liquidation preference of $25
Manager	Chief Executive Officer, has		per share ($200,000,000 currently in the aggre-
	been responsible for		gate). The Preferred Shares are rated “Aaa” by
	the management of		Moody’s Investors Service, Inc. and are listed
the Company since August 1995. Mr.			and traded on The New York Stock Exchange
Davidson, who joined the Company in			(symbol, GAM Pr B). The Preferred Shares are
1994 as senior investment counselor, has			available to leverage the investment perfor-
spent his entire business career on Wall			mance of the Common Stockholders, it may
Street since first joining an investment and			also result in higher market volatility for the
banking firm in 1966.			Common Stockholders.

On December 10, 2008, the Board of Directors			The Company makes avail-
authorized the repurchase of up to 1 million		Direct	able direct registration for
Preferred Shares in the open market at prices		Registration	its Common Shareholders.
below $25 per share.			Direct registration, which is an
element of the Investors Choice Plan admin-
Dividend	The Company’s dividend and		istered by our transfer agent, is a system that
and	distribution policy is to dis-		allows for book-entry ownership and electronic
Distribution	tribute to stockholders before		transfer of our Common Shares. Accordingly,
Policy	year-end substantially all or-		when Common Shareholders, who hold their
	dinary income estimated for		shares directly, receive new shares resulting
the full year and capital gains realized during			from a purchase, transfer or dividend pay-
the ten-month period ended October 31 of			ment, they will receive a statement showing
that year. Ordinarily, if any additional capital			the credit of the new shares as well as their
gains are realized and available or ordinary			Plan account and certificated share balances.
income is earned during the last two months			A brochure which describes the features and
of the year, a “spill-over” distribution of these			benefits of the Investors Choice Plan, includ-
amounts may be paid. Dividends and distri-			ing the ability of shareholders to deposit
butions on shares of Preferred Stock are paid			certificates with our transfer agent, can be
quarterly. Distributions from capital gains and			obtained by calling American Stock Transfer
dividends from ordinary income are allocated			& Trust Company at 1-800-413-5499, calling
proportionately among holders of shares of			the Company at 1-800-436-8401 or visiting
Common Stock and Preferred Stock.			our website: www.generalamericaninvestors.
com - click on Distribution & Reports, then Report
Dividends from income have been paid con-			Downloads.
tinuously on the Common Stock since 1939
and capital gain distributions in varying			The Company collects non-
amounts have been paid for each of the years		Privacy	public personal information
1943-2011 (except for the year 1974). (A table		Policy and	about its customers (stock-
listing dividends and distributions paid during		Practices	holders) with respect to their
the 20-year period 1992-2011 is shown at the			transactions in shares of the
bottom of page 4.) To the extent that shares			Company’s securities but
can be issued, dividends and distributions are			only for those stockholders whose shares are
paid to Common Stockholders in additional			registered in their names. This information
shares of Common Stock unless the stockhold-			includes the stockholder’s address, tax identifi-
er specifically requests payment in cash.			cation or Social Security number and dividend
elections. We do not have knowledge of, nor
	The policies and procedures		do we collect personal information about,
Proxy Voting	used by the Company to de-		stockholders who hold the Company’s securi-
Policies,	termine how to vote proxies		ties at financial institutions in “street name”
Procedures	relating to portfolio securi-		registration.
and Record	ties and the Company’s
	proxy voting record for the		We do not disclose any nonpublic personal
12-month period ended June 30, 2011 are			information about our current or former stock-
available: (1) without charge, upon request, by			holders to anyone, except as permitted by law.
calling the Company at its toll-free number (1-			We also restrict access to nonpublic personal
800-436-8401), (2) on the Company’s website			information about our stockholders to those
at www.generalamericaninvestors.com and (3)			few employees who need to know that infor-
on the Securities and Exchange Commission’s			mation to perform their responsibilities. We
website at www.sec.gov.			maintain safeguards that comply with federal
standards to guard our stockholders’ personal
information.

Total return on $10,000	The investment return for a Common Stockholder of General American Investors (GAM)
investment for 20 years	over the 20 years ended December 31, 2011 is shown in the table below and in the
ended December 31, 2011	accompanying chart. The return based on GAM’s net asset value (NAV) per Common
Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1992.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assum-
ing reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the rein-
vestment prices indicated above.

Standard & Poor’s 500 Return is the time-weighted total rate of return on this widely-recog-
nized, unmanaged index which is a measure of general stock market performance, including dividend income.
Past performance may not be indicative of future results.

		GENERAL AMERICAN INVESTORS			STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1992	$11,478	14.78%	$10,355	3.55%	$10,759	7.59%
1993	9,651	-15.92	10,174	-1.75	11,848	10.12
1994	8,892	-7.86	9,895	-2.74	11,998	1.27
1995	10,779	21.22	12,228	23.58	16,498	37.50
1996	12,879	19.48	14,670	19.97	20,277	22.91
1997	18,363	42.58	19,372	32.05	27,036	33.33
1998	24,112	31.31	26,179	35.14	34,754	28.55
1999	33,569	39.22	35,709	36.40	42,039	20.96
2000	39,980	19.10	42,008	17.64	38,217	-9.09
2001	41,711	4.33	41,504	-1.20	33,673	-11.89
2002	30,362	-27.21	31,950	-23.02	26,218	-22.14
2003	38,563	27.01	40,704	27.40	33,706	28.56
2004	41,952	8.79	44,925	10.37	37,343	10.79
2005	49,252	17.40	52,202	16.20	39,147	4.83
2006	57,516	16.78	58,592	12.24	45,277	15.66
2007	62,532	8.72	63,285	8.01	47,726	5.41
2008	32,391	-48.20	36,060	-43.02	30,034	-37.07
2009	44,331	36.86	47,628	32.08	37,979	26.45
2010	51,530	16.24	54,920	15.31	43,699	15.06
2011	48,804	-5.29	53,344	-2.87	44,631	2.13

	DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1992-2011) (UNAUDITED)
This table shows divi-			EARNINGS SOURCE					EARNINGS SOURCE
dends and distributions			SHORT-TERM	LONG-TERM	RETURN OF			SHORT-TERM	LONG-TERM	RETURNOF
on the Company’s	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
Common Stock for the	1992	$.03	—	$2.93	—	2002	$.03	—	$.33	—
prior 20-year period.	1993	.06	—	2.34	—	2003	.02	—	.59	—
Amounts shown are	1994	.06	—	1.59	—	2004	.217	—	.957	—
based upon the year	1995	.10	$.03	2.77	—	2005	.547	$.041	1.398	—
in which the income	1996	.20	.05	2.71	—	2006	.334	—	2.666	—
was earned, not the	1997	.21	—	2.95	—	2007	.706	.009	5.25	—
year paid. Spill-over	1998	.47	—	4.40	—	2008	.186	—	.254	—
payments made after	1999	.42	.62	4.05	—	2009	.103	.051	.186	$.01
year-end are attributable	2000	.48	1.55	6.16	—	2010	.081	.033	.316	—
to income and gains	2001	.37	.64	1.37	—	2011	.147	.011	.342	—
earned in the prior year.

	INCREASES	SHARES TRANSACTED	SHARES HELD
NEW POSITIONS	Freeport-McMoRan Copper & Gold Inc.	—	200,000	(b)
	Intercell AG	—	413,800	(b)
	Visteon Corporation	—	275,713	(b)

ADDITIONS	PartnerRe Ltd.	10,000	285,000
	Platinum Underwriters Holdings, Ltd.	35,000	435,000
	DECREASES
ELIMINATIONS	Amgen Inc.	40,000	—
	MSCI Inc. Class A	255,000	—

REDUCTIONS	Dell Inc.	190,000	825,000
	Teradata Corporation	130,000	230,000
	The Travelers Companies, Inc.	30,000	150,000
	Wal-Mart Stores, Inc.	20,000	313,000
	Xerox Corporation	250,000	1,650,000

	(a) Common shares unless otherwise noted; excludes transactions in Common Stocks -Miscellaneous - Other.
	(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

		DECEMBER 31, 2011
				PERCENT COMMON
	INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
The diversification of the	Finance and Insurance
Company’s net assets appli-	Banking	$34,006	$36,600	4.1%
cable to its Common Stock	Insurance	65,666	116,186	13.1
by industry group as of	Other	36,369	83,159	9.4
December 31, 2011 is shown		136,041	235,945	26.6
in the table.	Retail Trade	60,926	172,761	19.5
	Consumer Products and Services	98,715	128,796	14.5
	Oil and Natural Gas
	(Including Services)	74,984	102,024	11.5
	Computer Software and Systems	57,635	67,516	7.6
	Communications and
	Information Services	38,582	55,647	6.3
	Health Care/Pharmaceuticals	58,451	52,493	5.9
	Environmental Control
	(Including Services)	39,191	46,976	5.3
	Machinery and Equipment	23,704	30,867	3.5
	Miscellaneous**	31,292	29,134	3.3
	Technology	30,967	26,034	2.9
	Aerospace/Defense	22,957	23,754	2.7
	Semiconductors	13,464	24,029	2.7
	Metals and Mining	37,135	22,849	2.6
	Diversified	1,251	12,623	1.4
		725,295	1,031,448	116.3
	Short-Term Securities	52,634	52,634	5.9
	Total Investments	$777,929	1,084,082	122.2
	Other Assets and Liabilities - Net		(7,428)	(0.8)
	Preferred Stock		(190,117)	(21.4)
	Net Assets Applicable to
	Common Stock		$886,537	100.0%

* Net assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed and not restricted.

(see notes to financial statements)

				% COMMON
		SHARES	VALUE	NET ASSETS*
The statement of	THE TJX COMPANIES, INC.	1,512,400	$97,625,420	11.0%
investments as of	Through its T.J. Maxx and Marshalls divisions, TJX is the leading
	off-price retailer. The continued growth of these divisions in the
December 31, 2011,	U.S. and Europe, along with expansion of related U.S. and foreign
shown on pages 8 and 9	off-price formats, provide ongoing growth opportunities.
includes 55 security	QUALCOMM INCORPORATED	700,000	38,290,000	4.3
issues. Listed here are	QUALCOMM is a leading developer of intellectual property and
	semiconductors for the mobile communications industry. The
the ten largest holdings	company stands to benefit greatly from the global adoption of
on that date.	mobile data applications.
	EPOCH HOLDING CORPORATION	1,666,667	37,050,007	4.2
	Epoch is a mid-size global asset management firm serving insti-
	tutions, wealthy individuals and as sub-advisor to a number of
	mutual funds. The company has a culture of business owner
	operators with broad and deep experience in security analysis,
	investment portfolio structuring and business management.
	Epoch has a very successful history increasing assets under manage-
	ment with a compound annual growth rate of 56.5% over the last
	seven years.
	COSTCO WHOLESALE CORPORATION	394,500	32,869,740	3.7
	Costco is the world’s largest wholesale club with a record of steady
	growth in sales and profits as it continues to gain share of the consumer
	dollar.
	ARCH CAPITAL GROUP LTD.	875,000	32,576,250	3.7
	Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums
	of approximately $3.3 billion and has a high quality, well-reserved
	A-rated balance sheet. This company has a strong management team
	that exercises prudent underwriting discipline, efficient expense
	control, and steady capital management resulting in above-average
	earnings and book value growth.
	DIAGEO PLC ADR	350,000	30,597,000	3.5
	Diageo produces, distills and markets alcoholic beverages worldwide.
	The company’s portfolio includes Smirnoff, Johnnie Walker, Jose
	Cuervo, Captain Morgan, Tanqueray and Guinness. Additionally,
	Diageo markets numerous regional and local brands. The company
	generates excess cash flow which it uses to acquire different brands,
	pay dividends and buyback its stock.
	WEATHERFORD INTERNATIONAL LTD.	2,050,000	30,012,000	3.4
	Weatherford supplies a broad range of oilfield services and
	equipment on a worldwide basis. Its focus on helping customers to
	increase production from existing fields and to enhance recovery
	from new wells should lead to earnings growth.
	APACHE CORPORATION	296,478	26,854,977	3.0
	Apache is a large independent oil and gas company with a long
	history of growing production and creating value for shareholders.
	The company’s operations are primarily focused in North America,
	Egypt, Australia, and the North Sea.
	REPUBLIC SERVICES, INC.	957,100	26,368,105	3.0
	Republic Services is a leading provider of non-hazardous, solid
	waste collection and disposal services in the U.S. The efficient
	operation of its routes and facilities combined with appropriate
	pricing enable Republic Services to generate significant free cash
	flow.
	NESTLE S.A.	450,000	25,942,680	2.9
	Nestle is a well-managed geographically diversified global food
	company with a favorably-positioned product portfolio and an
	excellent AA-rated balance sheet. Solid volume growth, strong
	pricing power, expense control and steady capital management
	yield durable above-average long-term total return potential.
			$378,186,179	42.7%
	*Net assets applicable to the Company’s Common Stock.

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)
AEROSPACE/DEFENSE	325,000	United Technologies Corporation	(COST $22,957,205)	$23,754,250
(2.7%)
COMMUNICATIONS AND	960,000	Cisco Systems, Inc.		17,356,800
INFORMATION SERVICES	700,000	QUALCOMM Incorporated		38,290,000
(6.3%)			(COST $38,582,394)	55,646,800

COMPUTER SOFTWARE	60,000	Apple Inc. (a)		24,300,000
AND SYSTEMS (7.6%)	825,000	Dell Inc. (a)		12,069,750
	770,000	Microsoft Corporation		19,989,200
	230,000	Teradata Corporation (a)		11,157,300
			(COST $57,634,766)	67,516,250

CONSUMER PRODUCTS	350,000	Diageo plc ADR*		30,597,000
AND SERVICES (14.5%)	450,000	Nestle S.A.		25,942,680
	325,000	PepsiCo, Inc.		21,563,750
	206,000	Towers Watson & Co. Class A		12,345,580
	717,631	Unilever N.V.		24,578,252
	275,713	Visteon Corporation (a)		13,769,107
			(COST $98,714,684)	128,796,369

DIVERSIFIED (1.4%)	110	Berkshire Hathaway Inc. Class A (a)	(COST $1,250,573)	12,623,050

ENVIRONMENTAL CON-	957,100	Republic Services, Inc.		26,368,105
TROL (INCLUDING	630,000	Waste Management, Inc.		20,607,300
SERVICES) (5.3%)			(COST $39,190,474)	46,975,405

FINANCE AND INSURANCE	BANKING (3.9%)
(26.4%)	500,000	Bond Street Holdings LLC (a) (b)		9,000,000
	520,000	JPMorgan Chase & Co.		17,290,000
	110,000	M&T Bank Corporation		8,397,400
			(COST $31,140,007)	34,687,400
	INSURANCE (13.1%)
	875,000	Arch Capital Group Ltd. (a)		32,576,250
	245,000	Everest Re Group, Ltd.		20,602,050
	53,500	Forethought Financial Group, Inc. Class A with Warrants (a) (c)		10,860,500
	325,000	MetLife, Inc.		10,133,500
	285,000	PartnerRe Ltd.		18,299,850
	435,000	Platinum Underwriters Holdings, Ltd.		14,837,850
	150,000	The Travelers Companies, Inc.		8,875,500
			(COST $65,665,838)	116,185,500
	OTHER (9.4%)
	315,000	American Express Company		14,858,550
	330,492	Aon Corporation		15,467,026
	1,666,667	Epoch Holding Corporation		37,050,007
	645,000	Nelnet, Inc.		15,783,150
			(COST $36,368,971)	83,158,733
			(COST $133,174,816)	234,031,633

HEALTH CARE/PHARMA-	170,000	Celgene Corporation (a)		11,492,000
CEUTICALS	529,900	Cytokinetics, Incorporated (a)		508,704
(5.9%)	564,500	Gilead Sciences, Inc. (a)		23,104,985
	413,800	Intercell AG (a)		1,020,749
	755,808	Pfizer Inc.		16,355,685
	4,883	Poniard Pharmaceuticals, Inc. (a)		10,401
			(COST $58,451,455)	52,492,524

MACHINERY AND EQUIP-	1,200,000	ABB Ltd. ADR*		22,596,000
MENT (3.5%)	900,000	The Manitowoc Company, Inc.		8,271,000
			(COST $23,703,922)	30,867,000

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)
METALS AND MINING	467,700	Alpha Natural Resources, Inc. (a)		$9,555,111
(2.6%)	200,000	Freeport-McMoRan Copper & Gold Inc.		7,358,000
	150,000	Nucor Corporation		5,935,500
			(COST$37,134,911)	22,848,611

MISCELLANEOUS (3.3%)		Other (d)	(COST $31,292,109)	29,134,461

OIL AND NATURAL GAS	296,478	Apache Corporation		26,854,977
(INCLUDING SERVICES)	300,000	Canadian Natural Resources Limited		11,211,000
(11.5%)	130,062	Devon Energy Corporation		8,063,844
	750,000	Halliburton Company		25,882,500
	2,050,000	Weatherford International Ltd. (a)		30,012,000
			(COST $74,984,196)	102,024,321

RETAIL TRADE (19.5%)	394,500	Costco Wholesale Corporation		32,869,740
	460,000	Target Corporation		23,561,200
	1,512,400	The TJX Companies, Inc.		97,625,420
	313,000	Wal-Mart Stores, Inc.		18,704,880
			(COST $60,926,374)	172,761,240

SEMICONDUCTORS (2.7%)	575,000	ASML Holding N.V.	(COST $13,463,950)	24,029,250

TECHNOLOGY (2.9%)	750,000	International Game Technology		12,900,000
	1,650,000	Xerox Corporation		13,134,000
			(COST $30,966,849)	26,034,000

	TOTAL COMMON STOCKS (116.1%)		(COST $722,428,678)	1,029,535,164

	WARRANTS	WARRANT
BANKING (0.2%)	225,000	JPMorgan Chase & Co. Expires 10/28/2018 (a) (COST $2,865,853)		1,912,500
		SHORT-TERM SECURITIES AND OTHER ASSETS
	SHARES
	52,634,324	SSgA U.S. Treasury Money Market Fund (a) (5.9%) (COST $52,634,324)		52,634,324
TOTAL INVESTMENTS (e) (122.2%)			(COST $777,928,855)	1,084,081,988
Liabilities in excess of receivables and other assets (-0.8%)				(7,427,443)
				1,076,654,545
PREFERRED STOCK (-21.4%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$886,537,370

*	ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost is $20.00 and fair value is $18.00 per share, note 2. Fair value is based upon bid and transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c)	Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost and fair value is $203.00 per share,note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security.
(d)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e)	At December 31, 2011: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $369,910,464, (3) aggregate gross unrealized depreciation was $63,757,331, and (4) net unrealized appreciation was $306,153,133.

(see notes to financial statements)

ASSETS	DECEMBER 31, 2011
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $722,428,678)	$1,029,535,164
Warrant (cost $2,865,853)	1,912,500
Money market fund (cost $52,634,324)	52,634,324
Total investments (cost $777,928,855)	1,084,081,988
RECEIVABLES AND OTHER ASSETS
Dividends, interest and other receivables	2,573,402
Qualified pension plan asset, net excess funded (note 7)	1,034,920
Prepaid expenses and other assets	2,133,672
TOTAL ASSETS	1,089,823,982
LIABILITIES
Payables for securities purchased	935,808
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	4,175,735
Accrued supplemental thrift plan liability (note 7)	3,246,182
Accrued expenses and other liabilities	4,591,757
TOTAL LIABILITIES	13,169,437
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 29,766,389 (note 5)	$886,537,370
NET ASSET VALUE PER COMMON SHARE	$29.78
NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,766,389 shares at par value (note 5)	$29,766,389
Additional paid-in capital (note 5)	556,383,685
Undistributed realized gain on securities sold	853,165
Undistributed net investment income (note 5)	1,286,147
Accumulated other comprehensive income (loss) (note 7)	(7,685,194)
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments	306,153,133
NET ASSETS APPLICABLE TO COMMON STOCK	$886,537,370

(see notes to financial statements)

YEAR ENDED
INCOME	DECEMBER 31, 2011
Dividends (net of foreign withholding taxes of $563,770)	$18,424,311
Interest	16,431
TOTAL INCOME	18,440,742
EXPENSES
Investment research	7,298,368
Administration and operations	3,219,538
Office space and general	1,674,946
Directors’ fees and expenses	279,465
Auditing and legal fees	218,699
Transfer agent, custodian and registrar fees and expenses	161,203
Stockholders’ meeting and reports	146,872
Miscellaneous taxes	146,282
TOTAL EXPENSES	13,145,373
NET INVESTMENT INCOME	5,295,369

Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions (long-term, except for $288,080)	19,202,122
Written option transactions (notes 1b and 4)	305,525
19,507,647
Net decrease in unrealized appreciation	(42,899,858)
NET INVESTMENT INCOME AND (LOSS) ON INVESTMENTS	(18,096,842)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($29,408,814)

(see notes to financial statements)

	YEAR ENDED DECEMBER 31,
OPERATIONS	2011	2010
Net investment income	$5,295,369	$5,626,730
Net realized gain on investments	19,507,647	19,636,107
Net increase (decrease) in unrealized appreciation	(42,899,858)	109,245,534
	(18,096,842)	134,508,371
Distributions to Preferred Stockholders:
From net investment income	(3,326,632)	(2,112,684)
From short-term capital gains	(249,312)	(878,926)
From long-term capital gains	(7,736,028)	(8,320,362)
Decrease in net assets from Preferred distributions	(11,311,972)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,408,814)	123,196,399
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	(2,864,213)	44,177

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(4,388,308)	(2,427,967)
From short-term capital gains	(328,878)	(1,010,091)
From long-term capital gains	(10,204,952)	(9,562,040)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(14,922,138)	(13,000,098)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends
and distributions	7,094,056	7,219,220
Cost of Common Shares purchased	(24,302,457)	(30,842,134)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(17,208,401)	(23,622,914)
NET INCREASE (DECREASE) IN NET ASSETS	(64,403,566)	86,617,564

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	950,940,936	864,323,372
END OF YEAR (including undistributed net investment
income of $1,286,147 and $3,721,504, respectively)	$886,537,370	$950,940,936

(see notes to financial statements)

The table shows per
share operating per-		2011	2010	2009	2008	2007
formance data, total	PER SHARE OPERATING PERFORMANCE
investment return, ratios	Net asset value, beginning of year	$31.26	$27.50	$21.09	$38.10	$40.54
and supplemental data	Net investment income	.18	.19	.11	.42	.31
for each year in the	Net gain (loss) on securities - realized
five-year period ended	and unrealized	(.68)	4.37	6.94	(16.15)	3.39
December 31, 2011.	Other comprehensive income	(.10)	—	.07	(.25)	.02
This information has		(.60)	4.56	7.12	(15.98)	3.72
been derived from	Distributions on Preferred Stock:
information contained	Dividends from net investment income	(.11)	(.07)	(.11)	(.11)	(.02)
in the financial state-	Distributions from net short-term
ments and market price	capital gains	(.01)	(.03)	(.05)	—	(.03)
data for the Company’s	Distributions from net long-term
shares.	capital gains	(.26)	(.27)	(.19)	(.27)	(.36)
	Distributions from return of capital	—	—	(.01)	—	—
		(.38)	(.37)	(.36)	(.38)	(.41)
	Total from investment operations	(.98)	4.19	6.76	(16.36)	3.31
	Distributions on Common Stock:
	Dividends from net investment income	(.15)	(.08)	(.10)	(.19)	(.33)
	Distributions from net short-term
	capital gains	(.01)	(.03)	(.05)	—	(.38)
	Distributions from net long-term
	capital gains	(.34)	(.32)	(.19)	(.46)	(5.04)
	Distributions from return of capital	—	—	(.01)	—	—
		(.50)	(.43)	(.35)	(.65)	(5.75)
	Net asset value, end of year	$29.78	$31.26	$27.50	$21.09	$38.10
	Per share market value, end of year	$24.91	$26.82	$23.46	$17.40	$34.70
	TOTAL INVESTMENT RETURN - Stockholder
	Return, based on market price per share	(5.29%)	16.24%	36.86%	(48.20%)	8.72%
	RATIOS AND SUPPLEMENTAL DATA
	Net assets applicable to Common Stock,
	end of year (000’s omitted)	$886,537	$950,941	$864,323	$674,598	$1,202,923
	Ratio of expenses to average net assets
	applicable to Common Stock	1.39%	1.54%	1.93%	0.87%	1.11%
	Ratio of net income to average net assets
	applicable to Common Stock	0.56%	0.66%	0.46%	1.31%	0.78%
	Portfolio turnover rate	11.17%	18.09%	24.95%	25.52%	31.91%
	PREFERRED STOCK
	Liquidation value, end of year
	(000’s omitted)	$190,117	$190,117	$190,117	$199,617	$200,000
	Asset coverage	566%	600%	555%	438%	701%
	Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
	Market value per share	$25.47	$24.95	$24.53	$21.90	$21.99

	(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES
General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment
Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its offi-
cers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United
States requires management to make estimates and assumptions that affect the amounts reported in the financial state-
ments and accompanying notes. Actual results could differ from those estimates.
a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi-
cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-
the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by inde-
pendent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.
b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchas-
ing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the con-
tract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of
Operations. The difference between the premium received and the amount paid on effecting a closing purchase transac-
tion, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exer-
cised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the mar-
ket risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.
c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amorti-
zation of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis.
Cost of short-term investments represents amortized cost.
d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availabil-
ity or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of
Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in mar-
ket prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unre-
alized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.
e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders.
Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal in-
come tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.
f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)
g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.
h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.
2. FAIR VALUE MEASUREMENTS
Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.),
and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of in-
vestments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with invest-
ing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December
31, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,009,674,664	—	$19,860,500	$1,029,535,164
Warrant	1,912,500	—	—	1,912,500
Money market fund	52,634,324	—	—	52,634,324
Total	$1,064,221,488	—	$19,860,500	$1,084,081,988

The aggregate value of Level 3 portfolio investments changed during the year ended December 31, 2011 as follows:
Change in portfolio valuations using significant unobservable inputs	Level 3
Fair value at December 31, 2010	$17,550,000
Purchases	3,248,000
Net change in unrealized appreciation on investments	(937,500)
Fair value at December 31, 2011	$19,860,500

The amount of net unrealized loss included in the results of operations attributable to Level 3 assets held at December 31, 2011 and reported within the caption
Net decrease in unrealized appreciation in the Statement of Operations:	($937,500)

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities and options) during 2011 amounted to $124,125,286 and $182,642,803, on long transactions, respectively.
4. WRITTEN OPTIONS
Transactions in collateralized put options during the year ended December 31, 2011 were as follows:

	Contracts	Premiums
Options outstanding, December 31, 2010	0	$0
Options written	609	566,800
Options expired	(400)	(403,209)
Options exercised	(209)	(163,591)
Options outstanding, December 31, 2011	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and
10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,766,389 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2011.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series
B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On
December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open mar-
ket at prices below $25.00 per share.
The Company is required to allocate distributions from long-term capital gains and other types of income propor-
tionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of
Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capi-
tal gains or will represent a return of capital.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the
Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to main-
tain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors.
In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred
Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclas-
sification as a closed-end investment company or changes in its fundamental investment policies.
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during 2011 and 2010 were as follows:

	SHARES		AMOUNT
	2011	2010	2011	2010
Shares issued in payment of dividends and
distributions (includes 278,416 and
277,555 shares issued from treasury,
respectively)	278,416	277,555	$278,416	$277,555
Increase in paid-in capital			6,815,640	6,941,665
Total increase			7,094,056	7,219,220
Shares purchased (at an average
discount from net asset value of
14.6% and 14.6%, respectively)	935,321	1,279,476	(935,321)	(1,279,476)
Decrease in paid-in capital			(23,367,136)	(29,562,658)
Total decrease			(24,302,457)	(30,842,134)
Net decrease			($17,208,401)	($23,622,914)

At December 31, 2011, the Company held in its treasury 2,214,483 shares of Common Stock with an aggregate cost in the amount of $55,137,135.
Distributions for tax and book purposes are substantially the same. As of December 31, 2011, distributable earnings on a tax basis included $853,165 from undistributed net long-term capital gains and $306,153,133 from net unrealized appreciation on invest-
ments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses incurred during the year ended December 31, 2011. As a result, undistributed net investment income was decreased by $15,786 and additional paid-in capital was increased by $15,786. Net assets were not affected by this reclassification.
6. OFFICERS’ COMPENSATION -The aggregate compensation accrued and paid by the Company during the year ended December
31, 2011 to its officers (identified on page 20) amounted to $6,192,500.
7. BENEFIT PLANS
The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for 2011 was $520,723. The qualified thrift plan acquired 31,015 shares and sold 3,306 shares of the Company’s Common Stock during the year ended December 31, 2011 and held 579,844 shares of the Company’s Common Stock at
December 31, 2011. The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pen-
sion plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation.
The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

7. BENEFIT PLANS - (Continued from previous page.)
OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2011 (MEASUREMENT DATE)
	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$11,643,397	$3,757,450	$15,400,847
Service cost	308,442	115,721	424,163
Interest cost	591,227	189,188	780,415
Benefits paid	(608,666)	(188,040)	(796,706)
Actuarial (gains)/losses	1,192,445	296,455	1,488,900
Plan amendments	—	4,961	4,961
Projected benefit obligation at end of year	13,126,845	4,175,735	17,302,580
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	15,533,745	—	15,533,745
Actual return on plan assets	(763,314)	—	(763,314)
Employer contributions	—	188,040	188,040
Benefits paid	(608,666)	(188,040)	(796,706)
Fair value of plan assets at end of year	14,161,765	—	14,161,765
FUNDED STATUS AT END OF YEAR	$1,034,920	($4,175,735)	($3,140,815)
Accumulated benefit obligation at end of year	$11,958,306	$3,718,102	$15,676,408
CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset	$3,890,348	($2,855,428)	$1,034,920
LIABILITIES
Current benefit liability	(219,784)	(29,876)	(249,660)
Noncurrent benefit liability	(3,537,666)	(388,409)	(3,926,075)
ACCUMULATED OTHER COMPREHENSIVE INCOME	4,820,981	2,864,213	7,685,194
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$4,578,987	$2,905,847	$7,484,834
Prior service cost	241,994	(41,634)	200,360
	$4,820,981	$2,864,213	$7,685,194
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31, 2011 AND FOR DETERMINING
NET PERIODIC BENEFIT COST FOR THE YEAR ENDED DECEMBER 31, 2011:
Discount rate	5.00%	5.00%
Expected return on plan assets	7.50%	N/A
Salary scale assumption	4.25%	4.25%
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$308,442	$115,721	$424,163
Interest cost	591,227	189,188	780,415
Expected return on plan assets	(1,100,722)	—	(1,100,722)
Amortization of:
Prior service cost	45,837	758	46,595
Recognized net actuarial loss	447,090	—	447,090
Net periodic benefit cost	$291,874	$305,667	$597,541

PLAN ASSETS
The Company’s qualified pension plan asset allocation by asset class at December 31, 2011, is as follows:
ASSET CATEGORY	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities	$11,081,056	$2,106,449	—	$13,187,505
Debt securities	525,661	—	—	525,661
Money market fund	419,879	—	—	419,879
Total	$12,026,596	$2,106,449	—	$14,133,045

EXPECTED CASH FLOWS	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
Expected Company contributions for 2012	—	$249,660	$249,660
Expected benefit payments:
2012	$680,359	$249,660	$930,019
2013	705,385	267,219	972,603
2014	729,907	260,476	990,384
2015	764,612	260,116	1,024,728
2016	777,217	259,066	1,036,283
2017-2021	3,970,016	1,195,969	5,165,985

8. OPERATING LEASE COMMITMENT
In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $1,104,200 for the year ended December 31, 2011. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF	the Company’s internal control over financial
GENERAL AMERICAN INVESTORS COMPANY, INC.	reporting. Accordingly, we express no such
opinion. An audit includes examining, on a
We have audited the accompanying statement	test basis, evidence supporting the amounts
of assets and liabilities, including the statement	and disclosures in the financial statements. Our
of investments, of General American Investors	procedures included confirmation of securities
Company, Inc. as of December 31, 2011, and the	owned as of December 31, 2011, by correspon-
related statement of operations for the year then	dence with the custodian and brokers. An audit
ended, the statement of changes in net assets for	also includes assessing the accounting principles
each of the two years in the period then ended,	used and significant estimates made by manage-
and financial highlights for each of the five years	ment, as well as evaluating the overall financial
in the period then ended. These financial state-	statement presentation. We believe that our
ments and financial highlights are the respon-	audits provide a reasonable basis for our opin-
sibility of the Company’s management. Our	ion.
responsibility is to express an opinion on these
financial statements and financial highlights	In our opinion, the financial statements and
based on our audits.	financial highlights referred to above present
fairly, in all material respects, the financial posi-
We conducted our audits in accordance with the	tion of General American Investors Company,
standards of the Public Company Accounting	Inc. at December 31, 2011, the results of its oper-
Oversight Board (United States). Those standards	ations for the year then ended, the changes in its
require that we plan and perform the audit to	net assets for each of the two years in the period
obtain reasonable assurance about whether the	then ended, and the financial highlights for each
financial statements and financial highlights	of the five years in the period then ended, in con-
are free of material misstatement. We were not	formity with U.S. generally accepted accounting
engaged to perform an audit of the Company’s	principles.
internal control over financial reporting. Our
audits included consideration of internal control	Ernst & Young LLP
over financial reporting as a basis for design-
ing audit procedures that are appropriate in	New York, New York
the circumstances, but not for the purpose of	February 3, 2012
expressing an opinion on the effectiveness of

NAME (AGE)	PRINCIPAL OCCUPATION	NAME (AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS
Spencer Davidson (69)	Chairman of the Board	Sally A. Lynch, Ph.D. (52)	Vice-President of the
1994	since 2007, Chief Executive	1997	Company since 2006
	Officer of the Company		securities analyst
	since 1995		(biotechnology industry)
Jeffrey W. Priest (49)	President of the Company	Michael W. Robinson (39)	Vice-President of the
2010	effective February 1, 2012	2006	Company since 2010
	Managing Member and		securities anlayst (general
	President, Amajac Capital		industries)
Management, LLC
	(1999-2010)	Diane G. Radosti (59)	Treasurer of the
		1980	Company since 1990
Andrew V. Vindigni (52)	Senior Vice-President of the		Principal Accounting
1988	Company since 2006		Officer since 2003
Vice-President 1995-2006
	securities analyst (financial	Carole Anne Clementi (65)	Secretary of the
	services and consumer	1982	Company since 1994
	non-durables industries)		shareholder relations
and office management
Eugene S. Stark (53)	Vice-President, Administration
2005	of the Company and	Craig A. Grassi (43)	Assistant Vice-President of
	Principal Financial Officer	1991	the Company since 2005
	since 2005, Chief Compliance		information technology
Officer since 2006
		Maureen E. LoBello (61)	Assistant Secretary of the
Jesse Stuart (45)	Vice-President of the	1992	the Company since 2005
2003	Company since 2006		benefits administration
securities analyst (general
industries)

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company’s office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover of this report.

SERVICE ORGANIZATIONS
COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company, LLC
59 Maiden Lane
INDEPENDENT AUDITORS	New York, NY 10038
Ernst & Young LLP	1-800-413-5499
www.amstock.com
CUSTODIAN
State Street Bank and Trust
Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective pur-
chases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the
Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the
Company’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninves-
tors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly
Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the
Company’s Form N-Q may be obtained by calling us at 1-800-436-8401.

On April 30, 2011, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the
NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and re-
lated SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NAME(AGE)	PRINCIPAL OCCUPATION
DIRECTOR SINCE	DURING PAST 5 YEARS	OTHER DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENTDIRECTORS
Arthur G. Altschul, Jr. (47)	Co-Founder and Chairman	Child Mind Institute, Director
1995	Kolltan Pharmaceuticals, Inc.	Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
	Managing Member	Neurosciences Research Foundation, Trustee
	Diaz & Altschul Capital	The Overbrook Foundation, Director
Management, LLC
(private investment company)

Rodney B. Berens (66)	Founding Partner	Alfred P. Sloan Foundation, Member of Investment Committee
2007	Berens Capital Management, LLC	Peterson Institute for International Economics, Member of Investment
Committee
Pierpont Morgan Library, Trustee and Head of Investment Committee
The Woods Hole Oceanographic Institute, Trustee and Member of
Investment Committee

Lewis B. Cullman (93)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Museum of Modern Art, Vice Chairman, International Council and
Honorary Trustee
Neurosciences Research Foundation, Vice Chairman, Board of Trustees
The New York Botanical Garden, Senior Vice Chairman, Board of Managers
The New York Public Library, Trustee

Gerald M. Edelman (82)	Member, Professor and Chairman of the	Neurosciences Institute of the Neurosciences Research Foundation
1976	Department of Neurobiology	Director and President
	The Scripps Research Institute	NGN Capital, Chairman, Advisory Board
Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (66)	Retired, Senior Counsel (2010-June 2011)
1986	Partner (1994-2010)
Morgan, Lewis & Bockius LLP
(law firm)

Betsy F. Gotbaum (73)	New York City’s Public Advocate	Community Service Society, Trustee
2010	(2002-December 2009)	Coro Leadership, Trustee
Fisher Center for Alzheimer’s Research Foundation, Trustee
Learning Leaders, Trustee
Medrium, Inc., Consultant
Visiting Nurse Association of New York, Trustee

Sidney R. Knafel (81)	Lead Independent Director	IGENE Biotechnology, Inc., Director
1994	Managing Partner	Insight Communications Company, Inc., Chairman, Board of Directors
	SRK Management Company	VirtualScopics, Inc., Director
	(private investment company)	Vocollect, Inc., Director (term expired 2011)

Daniel M. Neidich (62)	Chief Executive Officer	Capmark, Director (term expired 2011)
2007	Dune Real Estate Partners LP	Child Mind Institute, Director
	(since December 2009)	NY Child Study Center, Director (term expired 2009)
Prep for Prep, Director
	Founding Partner and Co-Chief	Real Estate Roundtable, Chairman, Board of Directors
	Executive Officer	Urban Land Institute, Trustee
DuneCapital Management LP
(2005-December 2009)

D. Ellen Shuman (56)	Vice President and	American Academy of Arts and Letters, Investment Advisor
2004	Chief Investment Officer	Bowdoin College, Trustee
	Carnegie Corporation of New York	Community Foundation of Greater New Haven, Investment Advisor
	(1999-July 2011)	Edna McConnell Clark Foundation, Trustee
The Investment Fund for Foundations, Trustee (term expired 2008)

Raymond S. Troubh (85)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989		Gentiva Health Services, Inc., Director
Sun Times Media Group, Director (term expired 2007)
The Wendy’s Company, Director
INTERESTED DIRECTOR
Spencer Davidson (69)	Chairman of the Board	Medicis Pharmaceutical Corporation, Director
1995	and Chief Executive Officer	Neurosciences Research Foundation, Trustee
General American Investors
Company, Inc.

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second Wednesday in April. The address for each Director is the Company’s office.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com/governance/codeofethics.php.
Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the
U.S. Securities and Exchange Commission (the "Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2011 and 2010 were $106,890 and
 $103,780, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2011 and 2010 were $33,790 and
 $32,800, respectively. Such services and related fees for 2011 and 2010 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($8,550 and $8,300, respectively), review of quarterly employee security transactions and issuance of report thereon ($19,900 and
 $19,320, respectively) and other audit-related services ($5,340 and $5,180, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2011 and 2010 were $17,840 and $17,320, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2011 or 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by
 Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2010 and
 2009 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2011 and 2010 were $51,630 and $50,120, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: D. Ellen Shuman, chairman,
Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, and John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.
As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of December 31, 2011 and the date of this filing, Mr. Spencer Davidson,
Chairman and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500
Index. Performance is evaluated in December by the Compensation Committee of the
Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. (a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2011	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	14,400	27.5816	14,400	738,531
08/01-08/31	261,358	24.7921	261,358	477,173
09/01-09/30	22,053	24.8132	22,053	455,120
10/01-10/31				455,120
11/01-11/30	138,800	24.7895	138,800	316,320
12/01-12/31	217,502	24.9302	217,502	1,098,818
Total for period	654,113		654,113

Note-	On December 14, 2011, the Board of Directors and the registrant announced the repurchase of an additional 1,000,000
	Of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at
	Least 8%. This represents a continuation of the repurchase program which began in March 1995.
	As of the beginning of the period, July 1, 2011, there were 752,931 shares available for repurchase under such
	authorization. As of the end of the period, December 31, 2011, there were 1,098,818 shares available for repurchase
	under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2011	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31				604,687
08/01-08/31				604,687
09/01-09/30				604,687
10/01-10/31				604,687
11/01-11/30				604,687
12/01-12/31				604,687
Total for year

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are
	trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2011,
	there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
	December 31, 2011, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2011.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2011, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2011, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company

Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
     Eugene S. Stark
     Vice-President, Administration

Date: February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
     Spencer Davidson
     Chairman and Chief Executive Officer
     (Principal Executive Officer)

Date: February 6, 2012

By: /s/Eugene S. Stark
     Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 6, 2012